================================================================================
TO THE STOCKHOLDERS


The fiscal year ended December 31, 2000, was an outstanding one for Seligman Select Municipal Fund. The Fund, based on its common stock, delivered a total return of 18.78% based on market price, and 17.93% based on net asset value. The yield on common stock at year-end, based on market price, remained competitive at 6.56%. For investors in higher tax brackets, the Fund's yield is particularly attractive -- at period-end, its taxable equivalent yield was 10.75%, based on a federal tax bracket of 39.6%. Preferred Stockholders in Series A and Series B of the Fund were paid dividends at annual rates ranging from 3.65% to 4.85%.

During the first half of 2000, the Federal Reserve Board continued the tighter monetary policy initiated in 1999, increasing the federal funds rate three times for a total of 100 additional basis points. As the year progressed, these rate increases finally began to impact the business environment, as economic growth downshifted meaningfully in the fourth quarter.

Even though the Fed's actions pushed short-term rates higher through most of the year, long-term rates actually fell, reflecting investor optimism that the economy would slow to a more sustainable rate of growth without sliding into a recession. The yield on the 10-year US Treasury note declined 133 basis points over the course of the year, from 6.44% at the beginning of the year to 5.11% at year-end. Tax-exempt yields showed more stability than US government interest rates, but also declined during the corresponding twelve-month period. This diminished volatility was due to less fundraising by municipalities, coupled with increased investor demand for tax-exempt bonds.

During the course of the year, your Fund's portfolio management team was optimistic that the economy would cool and that long-term interest rates would continue to fall. This prompted your Portfolio Manager to purchase longer-term bonds for the portfolio, and this strategy contributed to the Fund's excellent performance for the year.

Looking ahead, we believe the economy will slow to a moderate and sustainable pace, while avoiding a recession. The Fed is now more likely to take action by further cutting interest rates to encourage economic growth. Lower rates should benefit the bond markets overall. At the same time, the municipal market is enjoying very positive fundamentals. Last year, credit-rating upgrades exceeded downgrades for the fifth year in a row. We believe this positive trend will continue.

We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman




                                                             /s/ THOMAS G. MOLES
                                                             -------------------
                                                                 Thomas G. Moles
                                                                       President

February 9, 2001

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

                                  WHAT ECONOMIC AND MARKET FACTORS AFFECTED
                                  SELIGMAN SELECT MUNICIPAL FUND OVER THE PAST
[Graphic Omitted]                 YEAR?

                                  As the year 2000 began, US economic expansion
SELIGMAN MUNICIPALS TEAM:         entered its tenth year. At that time, the
(STANDING FROM LEFT) AUDREY       Federal Reserve Board's efforts to slow the
KUCHTYAK, THERESA BARION,         economy to a more sustainable rate of growth
DEBRA MCGUINNESS,                 had yet to have an impact on gross domestic
(SEATED) EILEEN COMERFORD,        product (GDP), which had spiked sharply during
THOMAS G. MOLES                   the second half of 1999. Remarkably, inflation
(PORTFOLIO MANAGER)               remained subdued, but concern that it could
                                  accelerate sent long-term interest rates higher at year-end 1999 and the start of 2000.
                                  Municipal yields, as measured by the Bond
                                  Buyer General Obligation Index, rose to their highest levels in three years.

    The higher interest-rate environment led to a sharp falloff in municipal new-issue supply, especially in refunding bonds, which are particularly interest-rate sensitive. The significant decline in volume during the first quarter did have the positive effect of stabilizing the municipal market, relative to the US Treasury market, during this volatile period.

   The Fed continued to tighten monetary policy, raising the federal funds rate by a full percentage point between February and May. The financial markets were encouraged by this aggressive action, and rates in the municipal market stopped rising. Long-term municipal yields fluctuated within a narrow trading range until November. About this time, investors became increasingly concerned about the state of the economy, shifting their focus from inflation to the risk of recession. This caused long-term municipal bonds to rally, and by year-end their yields had fallen to the lowest levels of the year, resulting in positive investment returns for Seligman Select Municipal Fund for the year 2000.

   Subsequent to the Fund's year-end, the Fed voted to ease monetary policy by 50 basis points on January 3, 2001, and an additional 50 basis points on January 31, 2001. The markets will be paying close attention to upcoming economic releases to assess the future direction of the US economy in light of these actions.

   During the past fiscal period, the fundamentals of the municipal market continued to improve. For the fifth year in a row, overall credit rating upgrades have exceeded downgrades. The unprecedented prosperity of the past decade has improved the financial status of the nation's states, cities, and municipalities, which should enable them to better withstand a possible economic slowdown.

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


WHAT WAS YOUR STRATEGY DURING THE YEAR?

   Our investment strategy has been consistent with our positive outlook for the economy and long-term interest rates. During the past year, we took advantage of the attractive interest-rate environment and purchased long-term municipal bonds. In general, the longer the maturity of a municipal bond, the higher the yield. Additionally, longer-term bonds offer the greatest opportunity for price appreciation during periods of declining interest rates. (Conversely, during periods of rising interest rates, long-term bonds depreciate more than shorter-term bonds.) Higher yields also facilitated our continuing efforts to improve the call protection of the Fund. Because the majority of the Fund's short-call bonds were issued when interest rates were higher than they are today, their sale generally results in a loss of investment income for the Fund. The higher yields available during much of the past year allowed us to reduce short-call bonds with less of an impact on the Fund's dividend distribution.

   Seligman Select Municipal Fund is required to maintain a minimum of 80% of its assets in AAA-rated municipal bonds. During the past year, most purchases consisted of insured bonds. Currently, 84% of the Fund's assets are rated AAA. The companies that insure municipal bonds have seen their financial picture improve as a result of more conservative underwriting policies, as well as expansion into new, and often more lucrative, markets. The creditworthiness of the Fund's significant insured holdings was enhanced by a strengthening municipal insurance industry.

   Over the past year, we reduced positions in Pollution Control/Industrial Development because this sector had become overweighted. Transportation bonds were increased due to our positive outlook for the industry, and it is currently the Fund's second-largest sector. The Transportation sector outperformed most other sectors of the market this year, and has proven to be an exceptionally stable sector with positive credit trends. All across the country, traffic figures for roads, railways, and airports continue to climb -- underscoring the need for infrastructure investment. Finally, there has been widespread public support for transportation, as evidenced by the number of transportation bond issues that have received voter approval.

WHAT IS YOUR OUTLOOK?

   2000 was a good year for investors in the municipal bond market, including Seligman Select Municipal Fund, and we anticipate that 2001 will be positive as well. Lower interest rates should lead to an increase in municipal new issue supply. In addition, Congress's passage of legislation allowing for an increase in the private activity bond volume cap should result in the issuance of additional housing sector bonds. (Private activity bonds allow 10% of the proceeds from the issues to be used for private purposes.) Further, any additional weakness in the equity markets may prompt investors to consider reducing their exposure to stocks in favor of the relative stability of municipal products like Seligman Select Municipal Fund. Last, the Fed's quick action in response to deteriorating economic conditions signals its commitment to guide the economic expansion into an unprecedented eleventh year of prosperity.

================================================================================

INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 2000

                                                      Average Annual
                                            ----------------------------------
                                 Three         One        Five           Ten
                                Months        Year        Years         Years
                                ------        ----        -----        -------
         Market Price**          0.82%       18.78%        2.64%        6.29%
         Net Asset Value**       6.67%       17.93%        6.07%        8.16%


PRICE PER SHARE

                                  December 31,    September 30,    June 30,       March 31,   December 31,
                                      2000            2000           2000           2000          1999
                                   -----------     -----------    -----------    -----------   -----------
         Market Price                $ 9.875         $10.00         $ 9.375        $ 9.1875      $ 8.9375
         Net Asset Value              11.65           11.15          10.97          10.97         10.62

DIVIDEND AND CAPITAL GAIN INFORMATION
 FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              Capital Gain
                                                  ---------------------------------------
                                 Dividends Paid+    Paid        Realized      Unrealized
                                 ------------      ------        ------        ---------
                                    $0.648         $0.0450       $0.033        $0.672++

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at December 31, 2000, was 6.56%, which is equivalent to a taxable yield of 10.75% based on the maximum federal tax rate of 39.6%.

          ------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  * Returns for periods of less than one year are not annualized.

 ** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  + Preferred Stockholders were paid dividends at annual rates ranging from 3.649% to 4.85%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

 ++ Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2000.

  o Includes $0.004 of undistributed realized capital gains from 1999, which were paid on June 23, 2000.

--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------
                         FACE                                                         RATINGS+
STATE                   AMOUNT                 MUNICIPAL BONDS                       MOODY'S/S&P    MARKET VALUE
----------------------------------------------------------------------------------------------------------------
Alabama-- 6.4%       $10,000,000  Jefferson County Sewer Rev.
                                    (Capital Improvement Warrants),
                                    5.125% due 2/1/2039 .............................  Aaa/AAA     $  9,778,400
                       5,000,000  McIntosh Industrial Development Board,
                                    Environmental Facilities Rev. (CIBA Specialty
                                    Chemicals), 5.375% due 6/1/2028 .................   A2/AA-        4,847,150
Alaska-- 2.9%          2,395,000  Alaska Energy Authority Power Rev.
                                    (Bradley Lake Hydroelectric Project),
                                    6% due 7/1/2021 .................................  Aaa/AAA        2,696,674
                       3,905,000  Alaska Housing Finance Corp. (Collateralized
                                    Home Mortgage Rev.), 7.65% due 6/1/2024 .........  Aaa/AAA        4,028,164
California-- 16.5%     9,130,000  California Pollution Control Financing Authority
                                    Sewage and Solid Waste Disposal Facilities
                                    Rev. (Anheuser-Busch Project),
                                    5.75% due 12/1/2030* ............................   A1/A+         9,455,941
                       4,100,000  Foothill/Eastern Transportation Corridor Agency
                                    Toll Road Rev., 5.75% due 1/15/2040 .............  Baa3/BBB-      4,119,147
                       4,000,000  San DiegoPublic Facilities Financing Authority
                                    Sewer Rev. Series 1999-A, 5% due 5/15/2029 ......  Aaa/AAA        3,957,280
                       5,700,000  San Diego Public Facilities Financing Authority
                                    Sewer Rev. Series 1999-B, 5% due 5/15/2029 ......  Aaa/AAA        5,630,688
                      10,000,000  San Francisco City and County Airports
                                  Commission Rev. (International Airport),
                                    6.30% due 5/1/2025* .............................  Aaa/AAA       10,526,400
                       4,000,000  San Joaquin Hills Transportation Corridor Agency
                                    Rev. (Orange County Senior Lien Toll Road),
                                    6.75% due 1/1/20320 .............................  Aaa/AAA        4,301,600
Georgia-- 3.6%         7,965,000  Georgia Housing and Finance Authority Rev.
                                    (Single Family Mortgage), 6.10% due 6/1/2031* ...  AA2/AAA        8,216,535
Illinois-- 3.3%        7,500,000  Chicago GOs, 5.50% due 1/1/2040 ...................  Aaa/AAA        7,637,775
Louisiana-- 4.4%       8,520,000  Louisiana Public Facilities Authority Hospital Rev.
                                    (Southern Baptist Hospitals, Inc. Project),
                                     8% due 5/15/2012++ .............................  NR/AAA        10,108,298
Massachusetts -- 1.9%  4,000,000   Massachusetts Bay Transportation Authority
                                    General Transportation System Rev.,
                                    5.625% due 3/1/20260 ............................  Aaa/AAA        4,300,320
Michigan-- 0.9%        2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                    (Bronson Methodist Hospital),
                                    5.50% due 5/15/2028 .............................   Aaa/NR        2,027,060
Minnesota-- 1.1%       2,500,000  Minnesota Agricultural and Economic
                                    Development Board Rev. (The Evangelical
                                    Lutheran Good Samaritan Society Project),
                                    6.625% due 8/1/2025 .............................   A3/A-         2,518,900

------------------
See footnotes on page 7.

================================================================================
PORTFOLIO OF INVESTMENTS (continued)                           DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------
                         FACE                                                         RATINGS+
STATE                   AMOUNT                 MUNICIPAL BONDS                       MOODY'S/S&P    MARKET VALUE
----------------------------------------------------------------------------------------------------------------
New Jersey-- 4.4%    $ 8,000,000  New Jersey Economic Development Authority
                                    Water Facilities Rev. (American Water Co. Inc.),
                                    5.375% due 5/1/2032* ............................  Aaa/AAA     $  8,043,120
                       2,000,000  New Jersey Educational Facilities Authority Rev.
                                    (Princeton University), 6% due 7/1/20240 ........  Aaa/AAA        2,120,220
New York-- 9.4%       10,000,000  New York State Energy Research & Development
                                    Authority Electric Facilities Rev. (Consolidated
                                    Edison Co. NY Inc. Project), 6.10% due 8/15/2020   Aaa/AAA       10,674,200
                      10,000,000  New York State Thruway Authority General Rev.,
                                    6% due 1/1/20250 ................................  Aaa/AAA       10,876,900
New York and           6,500,000  Port Authority of New York and New Jersey
  New Jersey-- 3.0%                 (JFK International Air Terminal LLC Project
                                    Rev.), 5.75% due 12/1/2022* .....................  Aaa/AAA        6,837,610
Ohio-- 1.4%            2,895,000  Cleveland Waterworks Improvement First
                                    Mortgage Rev., 5.75% due 1/1/20210 ..............  Aaa/AAA        3,139,975
                         105,000  Cleveland Waterworks Improvement First
                                    Mortgage Rev., 5.75% due 1/1/2021 ...............  Aaa/AAA          109,732
Pennsylvania-- 7.1%    2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                    International Airport), 6.80% due 1/1/2010* .....  Aaa/AAA        2,598,950
                       3,000,000  Lehigh County Industrial Development Authority
                                    Pollution Control Rev. (Pennsylvania Power &
                                    Light Company Project), 6.15% due 8/1/2029 ......  Aaa/AAA        3,185,430
                      10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ...  Aaa/AAA       10,483,800
South Carolina-- 2.1%  5,000,000  South Carolina Ports Authority Rev., 5.30%
                                    due 7/1/2026* ...................................  Aaa/AAA        4,891,900
South Dakota-- 1.8%    3,995,000  South Dakota Housing Development Authority
                                    (Home ownership Mortgage Rev.),
                                    6.30% due 5/1/2030* .............................  Aa1/AAA        4,169,302
Tennessee-- 3.7%       8,000,000  Humphreys County Industrial Development Board
                                    Solid Waste Disposal Rev. (E.I. duPont de
                                    Nemours & Co. Project), 6.70% due 5/1/2024* .....  Aa3/AA-        8,604,800
Texas-- 11.0%          5,000,000  Dallas-Fort Worth International Airports
                                    Rev., 5.75% due 11/1/2030* ......................  Aaa/AAA        5,114,250
                       3,000,000  Houston Airport System Rev.,
                                    5.625% due 7/1/2030* ............................  Aaa/AAA        3,025,260
                       4,000,000  Houston Higher Education Finance Corporation Rev.
                                    (Rice University Project), 5.375% due 11/15/2029   Aaa/AAA        4,034,840
                       5,000,000  Lower Neches Valley Authority Industrial
                                    Development Corp. Sewer Facilities Rev. (Mobil
                                    Oil Refining Corp. Project), 6.40% due 3/1/2030*   Aaa/AAA        5,291,900
                       7,500,000  Matagorda County Navigation District No. 1
                                    Pollution Control Rev. (Central Power and Light
                                    Co. Project), 6.125% due 5/1/2030* ..............  Aaa/AAA        7,890,150
Virginia-- 1.8%        5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                    (Route 895 Connector), 5.50% due 8/15/2028 ......  Baa3/BBB-      4,172,800

----------------------------------------------------------------------------------------------------------------
                         FACE                                                         RATINGS+
STATE                   AMOUNT                 MUNICIPAL BONDS                       MOODY'S/S&P    MARKET VALUE
----------------------------------------------------------------------------------------------------------------
Washington-- 9.2%    $ 4,795,000  Chelan County Public Utility District No. 001
                                    (Chelan Hydro Consolidated System Rev.),
                                    6.25% due 7/1/2017* .............................  Aaa/AAA     $   5,163,400
                       5,000,000  Chelan County Public Utility District No. 001
                                    (Chelan Hydro Consolidated System Rev.),
                                    6.35% due 7/1/2028* .............................  Aaa/AAA         5,388,150
                      10,000,000  King County Sewer GOs, 6.125% due 1/1/2033 ........  Aaa/AAA        10,506,400
                                                                                                   -------------
TOTAL MUNICIPAL BONDS (COST $211,542,707)-- 95.9%.............................................       220,473,421
VARIABLE RATE DEMAND NOTES (COST $6,000,000)-- 2.6%...........................................         6,000,000
OTHER ASSETS LESS LIABILITIES-- 1.5%..........................................................         3,422,110
                                                                                                   -------------
NET INVESTMENT ASSETS-- 100.0%................................................................      $229,895,531
                                                                                                   =============


--------------
 * Interest income earned from this security is subject to the federal alternative minimum tax. +Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 o Pre-refunded security.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2000

ASSETS:
Investments at value:
   Long-term holdings (cost $211,542,707) ..... $220,473,421
   Short-term holdings (cost $6,000,000) ......    6,000,000      $226,473,421
                                                ------------
Cash .......................................................           111,224
Interest receivable ........................................         3,507,753
Expenses prepaid to stockholder service agent ..............            10,337
Other ......................................................            83,173
                                                                  ------------
TOTAL ASSETS ...............................................       230,185,908
                                                                  ------------
LIABILITIES:
Accrued expenses and other .................................           290,377
                                                                  ------------
NET INVESTMENT ASSETS ......................................       229,895,531
Preferred Stock ............................................        75,000,000
                                                                  ------------
NET ASSETS FOR COMMON STOCK ................................      $154,895,531
                                                                  ============
NET ASSETS PER SHARE OF COMMON STOCK
  (Market Value $9.875) ....................................            $11.65
                                                                        ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series A, $.01 par value, liquidation
   preference and asset coverage per share--$100,000 and
   $306,527, respectively; Shares authorized, issued and
   outstanding--375 ........................................      $ 37,500,000
Preferred Stock Series B, $.01 par value, liquidation
   preference and asset coverage per share--$100,000 and
   $306,527, respectively; Shares authorized, issued and
   outstanding--375 ........................................        37,500,000
Common Stock, $.01 par value: Shares authorized--49,999,250;
   issued and outstanding--13,290,111 ......................           132,901
Additional paid-in capital .................................       145,966,926
Dividends in excess of net investment income ...............           (55,674)
Accumulated net realized loss ..............................           (79,336)
Net unrealized appreciation of investments .................         8,930,714
                                                                  ------------
NET INVESTMENT ASSETS ......................................      $229,895,531
                                                                  ============

--------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
INTEREST .......................................................................   $ 13,081,017

EXPENSES:
Management fee ...............................................     $  1,213,439
Preferred stock remarketing fee ..............................          187,500
Stockholder account, transfer, and registrar services ........          181,855
Auditing and legal fees ......................................           70,049
Stockholder reports and communications .......................           63,524
Stockholders' meeting ........................................           41,714
Custody and related services .................................           31,240
Directors' fees and expenses .................................            8,764
Miscellaneous ................................................           56,458
                                                                   ------------
TOTAL EXPENSES .................................................................      1,854,543
                                                                                    -----------
NET INVESTMENT INCOME ..........................................................     11,226,474*

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................          440,877
Net change in unrealized depreciation of investments .........       14,457,127
                                                                   ------------
NET GAIN ON INVESTMENTS ........................................................     14,898,004
                                                                                    -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ..............................    $26,124,478
                                                                                    ===========

------------------
* Net investment income available for Common Stock is $8,039,851, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

============================================================
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                               --------------------------------
                                                                                   2000                 1999
                                                                               ------------         ------------
OPERATIONS:
Net investment income ...............................................          $ 11,226,474         $ 11,525,448
Net realized gain on investments ....................................               440,877              929,454
Net change in unrealized appreciation/depreciation of investments ...            14,457,127          (22,625,094)
                                                                               ------------         ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM OPERATIONS ........            26,124,478          (10,170,192)
                                                                               ------------         ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $4,345.76 and $3,422.15)....            (1,629,660)          (1,283,306)
   Preferred Stock, Series B (per share: $4,151.90 and $3,321.27)....            (1,556,963)          (1,245,476)
   Common Stock (per share: $0.631 and $0.648)                                   (8,375,896)          (8,602,132)
                                                                               ------------         ------------
   Total ............................................................           (11,562,519)         (11,130,914)
Dividends in excess of net investment income:
   Common Stock (per share: $0.017) .................................              (226,395)                  --
Net realized gain on investments:
   Common Stock (per share: $0.045 and $0.066) ......................              (597,520)            (875,766)
                                                                               ------------         ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ................           (12,386,434)         (12,006,680)
                                                                               ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (57,959 and 57,232 shares) .......................................               551,332              601,560
Value of shares of Common Stock issued in payment of gain
   distribution (11,788 and 16,012 shares) ..........................               117,425              145,909
Cost of shares purchased for investment plan
   (57,800 and 74,300 shares) .......................................              (553,365)            (777,534)
                                                                               ------------         ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .......................................               115,392              (30,065)
                                                                               ------------         ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS ........................            13,853,436          (22,206,937)
NET INVESTMENT ASSETS:
Beginning of year ...................................................           216,042,095          238,249,032
                                                                               ------------         ------------
END OF YEAR (including (dividends in excess of)/undistributed
   net investment income of $(55,674) and $336,045, respectively) ...          $229,895,531         $216,042,095
                                                                               ============         ============

---------------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities.

    The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing market discounts on portfolio securities effective January 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net investment assets of the Fund.

d. DISTRIBUTIONS TO STOCKHOLDERS-- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

      The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES--Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2000, amounted to $25,137,442 and $29,368,395, respectively.

    At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $9,954,383 and $1,023,669, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

    The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2000, 57,800 shares were purchased in the open market at a cost of $553,365, which represented a weighted average discount of 12.51% from the net asset value of those acquired shares. A total of 69,747 shares were issued to Plan participants during the period for proceeds of $668,757, a weighted average discount of 13.45% from the net asset value of those shares.

4. CAPITALIZATION-- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified

================================================================================
NOTES TO FINANCIAL STATEMENTS

as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

    The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

    Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

    The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $129,683 for stockholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $55,674 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS

  The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

    "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

    The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for the years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                       YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                       2000        1999         1998         1997          1996
                                                      ------      -------      ------       -------       ------
NET ASSET VALUE, BEGINNING OF YEAR .................  $10.62       $12.29      $12.33        $12.16       $12.51
                                                      ------      -------      ------       -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.85         0.87        0.90          0.96         1.02
Net realized and unrealized investment gain (loss) .    1.12        (1.63)       0.15          0.44        (0.29)
                                                     --------     --------     ------       -------       ------
TOTAL FROM INVESTMENT OPERATIONS ...................    1.97        (0.76)       1.05          1.40         0.73
                                                     --------     --------     ------       -------       ------
LESS DISTRIBUTIONS:
Dividends paid from net investment income
   on Preferred Stock ..............................   (0.24)       (0.19)       (0.21)        (0.21)      (0.20)
Dividends paid from net investment income
   on Common Stock .................................   (0.63)       (0.65)       (0.74)        (0.84)      (0.84)
Dividends in excess of net investment income paid
   on Common Stock .................................   (0.02)          --        (0.03)           --          --
Distributions from net realized gain ...............   (0.05)       (0.07)       (0.11)        (0.18)      (0.04)
                                                      ------       ------       ------       -------      ------
TOTAL DISTRIBUTIONS ................................   (0.94)       (0.91)       (1.09)        (1.23)      (1.08)
                                                      ------       ------       ------       -------      ------
NET ASSET VALUE, END OF YEAR .......................  $11.65       $10.62       $12.29        $12.33      $12.16
                                                      ======       ======       ======        ======      ======
MARKET VALUE, END OF YEAR ..........................  $9.875     $ 8.9375     $12.5625      $13.9375      $12.50
                                                      =======    ========     ========      ========      ======

TOTAL INVESTMENT RETURN:
Based upon market value ............................   18.78%     (23.76)%      (3.28)%        20.97%       7.49%
Based upon net asset value .........................   17.93%      (7.42)%        6.98%        10.01%       4.48%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net investment assets ..........    0.84%        0.85%        0.88%         0.90%       0.86%
Expenses to average net assets for Common Stock ....    1.27%        1.26%        1.28%         1.32%       1.27%
Net investment income to average net
   investment assets ...............................    5.09%        5.02%        5.00%         5.35%       5.70%
Net investment income to average net assets for
   Common Stock ....................................    7.71%        7.45%        7.29%         7.87%       8.40%
Portfolio turnover .................................   11.87%       16.72%       16.85%        27.83%      21.74%
NET INVESTMENT ASSETS, END OF YEAR (000S OMITTED):
FOR COMMON STOCK ...................................$154,896     $141,042     $163,249      $162,985    $159,399
FOR PREFERRED STOCK ................................  75,000       75,000       75,000        75,000      75,000
                                                    --------     --------     --------     ---------    --------
TOTAL NET INVESTMENT ASSETS ........................$229,896     $216,042     $238,249      $237,985    $234,399
                                                    ========     ========     ========     =========    ========

------------------
See Notes to Financial Statements.

================================================================================

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc., including the portfolio of investments, as of December 31, 2000, and the related statements of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net investment assets and the financial highlights for all the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
February 9, 2001

================================================================================
DIVIDEND INVESTMENT PLAN

    The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

    Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2000, the Fund purchased 57,800 shares in the open market for dividend and gain investment purposes.

    Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and

================================================================================
DIVIDEND INVESTMENT PLAN

held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

    A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

    Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

    The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distri- butions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

    The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

    The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2000.

================================================================================
BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


----------------
Member:  1 Executive Committee
         2 Audit Committee

         3 Director Nominating Committee
         4 Board Operations Committee

================================================================================
EXECUTIVE OFFICERS

William C. Morris         EILEEN A. COMERFORD       THOMAS G. ROSE
CHAIRMAN                  VICE PRESIDENT            VICE PRESIDENT


Thomas G. Moles           AUDREY G. KUCHTYAK        LAWRENCE P. VOGEL
PRESIDENT                 VICE PRESIDENT            VICE PRESIDENT AND TREASURER

                                                    FRANK J. NASTA
                                                    SECRETARY


--------------------------------------------------------------------------------
FOR MORE INFORMATION
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell


INDEPENDENT AUDITORS
Deloitte & Touche LLP


STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated
                  Telephone Access Service

                                                        SELIGMAN
                                                     ==============
                                                         SELECT
                                                     ==============
                                                        MUNICIPAL
                                                        FUND, INC.





                                                    [Graphic omitted]







  Seligman Select Municipal Fund, Inc.
               MANAGED BY                            [Logo omitted]

                                                      ANNUAL REPORT
                                                    DECEMBER 31, 2000
             [Logo omitted]


         J. & W. SELIGMAN & CO.
              INCORPORATED

    Investment Managers and Advisors

            ESTABLISHED 1864

   100 PARK AVENUE, NEW YORK, NY 10017

            www.seligman.com

 PHOTO: COURTESY MICHIGAN TRAVEL BUREAU

              ANNUAL REPORT

            DECEMBER 31, 2000

                            CESEL2 12/00